SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2016
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
12. SUBSEQUENT EVENTS

In November 2016, the Company announced that it would pay a dividend to its shareholders. The declared dividend was $0.03 per common share in respect of the third quarter, which was paid on December 7, 2016.

On November 9, 2016, the Company drew $5.0 million on its Credit Facility.

As of the date of this report, the Company is in default with three of its debt covenants, and waivers were obtained from its lenders effective until March 31, 2018, as described in note 5. Under the waiver the Company is unable to draw further on the credit facility.